UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 18, 2010

COGO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-267-43210

____________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 18, 2010, the Hong Kong Branch of China Merchants Bank (the “Bank”) entered into general banking facilities (the “Facilities”) with Comtech International (Hong Kong) Limited (the “Borrower”), a subsidiary of Cogo Group, Inc. (the “Company”). Pursuant to the facility letter, the Bank granted the Borrower the following facilities:

Facility I:
A revolving loan facility of up to the lesser of (i) $20 million or (ii) the amount of the bank guarantee (“Bank Guarantee”) issued by Shenzhen Branch of China Merchants Bank (“Facility I”). The maturity date of Facility I is the earlier of (i) December 30, 2010 or (ii) five banking days prior to the expiration date of the Bank Guarantee. Facility I bears interest at a rate equal to the greater of LIBOR at the rate of one or two month periods or the cost of funds to the Bank, plus 1.3% per annum.

Facility II:
A facility consisting of irrevocable letters of credit (“LC”), loans against a trust receipt (up to 180 days) (“TR”) and an invoice financing loan (up to 180 days) (“IFL”) up to a total amount of the lesser of $20 million or the aggregate amount of the Bank Guarantee (“Facility II”). Facility II commences on January 1, 2011 and matures on the earlier of (i) October 8, 2011 or (ii) five banking days prior to the expiration date of the Bank Guarantee. Commissions and interest on the facilities and loans under the Facility II are as follows:

(1)	LC opening commission: first $50,000 at 0.25% and at 0.3125% thereafter.
(2)	Acceptance commission: first $50,000 at 0.25% and at 0.3125% thereafter.
(3)	TR loan interest rate: at 1.3% per annum. above the greater of (i) LIBOR or the cost of fund to the Bank.
(4)	Commission in lieu of exchange: first $50,000 at 0.25% and at 0.3125% thereafter.
(5)	Invoice Financing loan interest rate: at 1.3% per annum above the greater of (i) LIBOR or (ii) the cost of funds to the Bank.

The Facilities are secured by a bank guarantee up to the amount of RMB140 million issued by Shenzhen Branch of China Merchants Bank in favor of the Bank. In the event of default, the Facilities provide for interest of 5% above interest otherwise payable.

The foregoing description of the Facilities do not purport to be complete and are qualified in their entirety by reference to the summaries of provisions of those documents. Terms of the Facilities are attached hereto as Exhibits 10.1 and 10.2 respectively and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Facility Letter by and between Comtech International (Hong Kong) Limited and Hong Kong Branch of China Merchants Bank, dated October 8, 2010.
10.2	Form of General Commercial Agreement.

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2010	COGO GROUP, INC.
By: /s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Facility Letter by and between Comtech International (Hong Kong) Limited and Hong Kong Branch of China Merchants Bank, dated October 8, 2010.
10.2	Form of General Commercial Agreement.